SECURITIES AND EXCHANGE COMMISSION


                          Washington, D.C.  20549



                                   FORM 8-K

                               CURRENT REPORT


                      Pursuant to Section 13 or 15(d) of
                      the Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported)         August 12, 1997



                        JAMES RIVER CORPORATION OF VIRGINIA
               (Exact name of registrant as specified in its charter)


                                     Virginia
                  (State or other jurisdiction of incorporation)


      1-7911                                            54-0848173
(Commission File Number)                   (IRS Employer Identification Number)


                    120 Tredegar Street, Richmond, Virginia 23219
             (Address of principal executive offices, including zip code)


        Registrant's telephone number, including area code   (804) 644-5411

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Item 5. Other Events.

     On August 12, 1997, James River Corporation of Virginia ("James River" or the "Company") filed a press release announcing that shareholders overwhelmingly approved the merger of James River and Fort Howard Corporation. A copy of the press release is filed herewith as Exhibit 99.


Item 7. Financial Statements and Exhibits.

        (c)     Exhibits:

            99  Press release dated August 12, 1997, published by the registrant
                - filed herewith.

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SIGNATURES


     Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                         JAMES RIVER CORPORATION OF VIRGINIA



                         By:/s/Clifford A. Cutchins, IV
                            Clifford A. Cutchins, IV
                            Senior Vice President, General Counsel


Date:    August  12, 1997
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